Supplement to the
Spartan® Municipal Funds
February 28, 2000
Prospectus

On January 18, 2001, the Board of Trustees of Spartan Intermediate Municipal Income Fund and Spartan Municipal Income Fund authorized the adoption of a redemption fee of 0.50% of the amount redeemed on shares purchased after April 16, 2001 that are held for less than 30 days.

The following information replaces similar information found in the "Fee Table" section on page 6.

Shareholder Fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 30 days that are purchased after April 16, 2001 (as a % of amount redeemed)	0.50%
Annual account maintenance fee (for accounts under $2,000)	$12.00

The following information replaces the first two paragraphs under the heading "Selling Shares" in the "Buying and Selling Shares" section on page 15.

The price to sell one share of each fund is the fund's NAV, minus the redemption fee (short-term trading fee), if applicable.

Each fund will deduct a short-term trading fee of 0.50% from the redemption amount (or from your account if you have written a check) if you sell your shares after holding them less than 30 days. Trading fees are paid to the funds rather than Fidelity, and are designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.

If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term trading fee, if applicable.

LIM/HIY-01-01 January 26, 2001
1.482103.105

The following information replaces the 11th bullet under the heading "Selling Shares" in the "Buying and Selling Shares" section on page 15.

  If you sell shares by writing a check, the NAV and any applicable short-term trading fee will be determined on the date the check is received. If the amount of the check, plus any applicable fees, is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.

The following information replaces similar information found in the "Account Features and Policies" section beginning on page 17.

Fidelity may deduct an annual maintenance fee of $12.00 from accounts with a value of less than $2,000. It is expected that accounts will be valued on the second Friday in November of each calendar year. Accounts opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from accounts opened after January 1 of that calendar year if those accounts use regular investment plans.

If your account balance falls below $5,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day your account is closed.

The following information replaces the biographical information for Norm Lind found in the "Fund Management" section on page 24.

Christine Thompson is vice president and manager of Spartan Intermediate Municipal Income Fund, which she has managed since July 2000. She also manages other Fidelity funds. Since joining Fidelity in 1985, Ms. Thompson has worked as a senior research analyst and manager.

SUPPLEMENT TO THE

SPARTAN® INTERMEDIATE MUNICIPAL INCOME FUND

SPARTAN MUNICIPAL INCOME FUND

February 28, 2000

STATEMENT OF ADDITIONAL INFORMATION

On January 18, 2001, the Board of Trustees of Spartan Intermediate Municipal Income Fund and Spartan Municipal Income Fund authorized the adoption of a redemption fee of 0.50% of the amount redeemed on shares purchased after April 16, 2001 that are held less than 30 days.

The following information replaces the similar information found under the heading "Yield Calculations" in the "Performance" section beginning on page 12.

Yield Calculations. Yields for a fund are computed by dividing a fund's interest and income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Yields do not reflect Spartan Intermediate Municipal Income's or Spartan Municipal Income's short-term trading fee, applicable to shares purchased after April 16, 2001 that are held less than 30 days. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

The following information replaces the similar information found under the heading "Return Calculations" in the "Performance" section beginning on page 12.

In addition to average annual returns, a fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax or after-tax basis. After-tax returns reflect the return of a hypothetical account after payment of federal and/or state taxes using assumed tax rates. After-tax returns may assume that taxes are paid at the time of distribution or once a year or are paid in cash or by selling shares, that shares are held through the entire period, sold on the last day of the period, or sold at a future date, and distributions are reinvested or paid in cash. Returns may or may not include the effect of a fund's short-term trading fee or the effect of a fund's small account fee. Excluding a fund's short-term trading fee or small account fee from a return calculation produces a higher return figure. Returns and other performance information may be quoted numerically or in a table, graph, or similar illustration.

The following information replaces the first paragraph following the heading "Historical Fund Results" in the "Performance" section on page 14.

Historical Fund Results. The following table shows each fund's yield, tax-equivalent yield, and returns for the fiscal periods ended December 31, 1999 and November 30, 1999.

For Spartan Intermediate Municipal Income, returns do not include the effect of the fund's 0.50% short-term trading fee, applicable to shares purchased after April 16, 2001 that are held for less than 30 days.

For Spartan Municipal Income, returns do not include the effect of the fund's 0.50% short-term trading fee, applicable to shares purchased after April 16, 2001 that are held for less than 30 days.

The following information replaces the similar information found in the"Performance" section on page 14.

Explanatory Notes: With an initial investment of $10,000 in Spartan Intermediate Municipal Income on January 1, 1990, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $18, 800. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $5, 616 for dividends and $753 for capital gain distributions. The figures in the table do not include the effect of the fund's 0.50% short-term trading fee , applicable to shares purchased after April 16, 2001 that are held for less than 30 days.

LIM/HIYB-01-01 January 26, 2001
1.720754.106

The following information replaces the similar information found in the"Performance" section on page 15.

Explanatory Notes: With an initial investment of $10,000 in Spartan Municipal Income on December 1, 1990, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $19, 507. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $5,742 for dividends and $970 for capital gain distributions. The figures in the table do not include the effect of the fund's 0.50% short-term trading fee, applicable to shares purchased after April 16, 2001 that are held for less than 30 days.

During the period from March 16, 2000 through December 31, 2000, Mr. Cook served as a Member of the Advisory Board. Effective January 1, 2001, Mr. Cook serves as a Member of the Board of Trustees. The following information supplements information found in the "Trustees and Officers" section beginning on page 17.

J. MICHAEL COOK (58), Trustee (2001). Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP, Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Dow Chemical Company (2000), HCA - The Healthcare Company (1999), and Children First (1999). He is a member of the Executive Committee of the Securities Regulation Institute, past chairman and a member of the Board of Catalyst (a leading organization for the advancement of women in business), and a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped). He also serves as a member of the Board and Executive Committee and as Co-Chairman of the Audit and Finance Committee of the Center for Strategic & International Studies, a member of the Board of Overseers of the Columbia Business School, and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

During the period from June 15, 2000 through December 31, 2000, Ms. Knowles served as a Member of the Advisory Board. Effective January 1, 2001, Ms. Knowles serves as a Member of the Board of Trustees. The following information supplements information found in the "Trustees and Officers" section beginning on page 17.

MARIE L. KNOWLES (55), Trustee (2001). Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles serves as a member of the National Board of the Smithsonian Institution, she is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Effective November 1, 2001, Mr. Stavropoulos serves as a Member of the Advisory Board. The following information supplements information found in the "Trustees and Officers" section beginning on page 17.

WILLIAM S. STAVROPOULOS (62), Member of the Advisory Board (2000), is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of Dow Corning Corporation, NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Effective January 1, 2001, Mr. Mann serves as Chairman of the non-interested Trustees. The following information replaces similar information found in the Trustees and Officers" section beginning on page 17.

MARVIN L. MANN (67), Trustee and Chairman of the non-interested Trustees (2001), is Chairman Emeritus of Lexmark International, Inc. (office machines, 1991) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of PolyOne Corporation (chemicals, 1993), Imation Corp. (imaging and information storage, 1997). He is a Board member of Acterna Corporation (electronics, 1999).

Mr. McDonough served on the Board of Trustees through December 31, 2000. The following information has been removed from the "Trustees and Officers" section beginning on page 17.

GERALD C. McDONOUGH (72), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director and Chairman of the Board of York International Corp. (air conditioning and refrigeration), a Director of Associated Estates Realty Corporation (a real estate investment trust), and a Director of Barpoint.com (online and wireless product information service, 2000). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997. He also served as a Director of Commercial Intertech Corp. (hydraulic systems, building systems, and metal products) from 1992-2000 and CUNO, Inc. (liquid and gas filtration products) from 1996-2000.

Mr. Williams served on the Board of Trustees through December 31, 2000. The following information has been removed from the "Trustees and Officers" section beginning on page 17.

THOMAS R. WILLIAMS (71), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of National Life Insurance Company of Vermont and American Software, Inc. Mr. Williams was previously a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), and Avado, Inc. (restaurants).

The following information supplements information found in the "Trustees and Officers" section beginning on page 17.

BOYCE I. GREER (44) is Vice President of Spartan Intermediate Municipal Income Fund and Spartan Municipal Income Fund (2000). He serves as Vice President of Fidelity's Municipal Bond Funds (2000), Group Leader of Fidelity's Municipal Bond Group (2000), Vice President of Fidelity's Money Market Funds (1997), Group Leader of Fidelity's Money Market Group (1997), Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Greer served as the Leader of the Fixed-Income Group for Fidelity Management Trust Company (1993-1995) and was Vice President and Group Leader of Fidelity's Municipal Fixed-Income Investments (1996-1997).

The following information supplements similar information found in the "Trustees and Officers" section beginning on page 17.

 DWIGHT D. CHURCHILL (47) is Vice President of Spartan Intermediate Municipal Income Fund and Spartan Municipal Income Fund (2000). He serves as President of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds, Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

The following information has been removed from the "Trustees and Officers" section beginning on page 17.

FRED L. HENNING, JR. (60), is President of Fidelity Investments Fixed-Income Division (1998), and Senior Vice President of FMR and of Fidelity Investments Money Management, Inc. Mr. Henning joined Fidelity in 1977 as portfolio manager for Fidelity Daily Income Trust Fund. Since then, he has held a number of positions with FMR and its affiliates and serves as an officer of other investment companies managed or advised by FMR.

 The following information has been removed from the "Trustees and Officers" section beginning on page 17.

MATTHEW N. KARSTETTER (38), Deputy Treasurer (1998), is Deputy Treasurer of the Fidelity funds and is an employee of FMR (1998). Before joining FMR, Mr. Karstetter served as Vice President of Investment Accounting and Treasurer of IDS Mutual Funds at American Express Financial Advisors (1996-1998). Prior to 1996, Mr. Karstetter was Vice President, Mutual Fund Services at State Street Bank & Trust (1991-1996).

The following information replaces similar information found in the "Financial Statements" section on page 26.

Spartan Intermediate Municipal Income and Spartan Municipal Income's financial statements and financial highlights for the fiscal year ended December 31, 1999, and November 30, 1999, respectively, and reports of the auditor, are included in each fund's annual report and are incorporated herein by reference.